Exhibit 4.2

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S PIZZA DISTRIBUTION LLC,

DOMINO’S IP HOLDER LLC and

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2012-1 Securities Intermediary

SERIES 2012-1 SUPPLEMENT

Dated as of March 15, 2012

to

AMENDED AND RESTATED BASE INDENTURE

Dated as of March 15, 2012

$100,000,000 Series 2012-1 Variable Funding Senior Notes, Class A-1

$1,575,000,000 Series 2012-1 5.216% Fixed Rate Senior Secured Notes, Class A-2

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ANNEXES

Annex A	Series 2012-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2012-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2012-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2012-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Restricted Global Series 2012-1 Class A-2 Note
Exhibit A-2-2:	Form of Regulation S Global Series 2012-1 Class A-2 Note
Exhibit A-2-3:	Form of Unrestricted Global Series 2012-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate
Exhibit B-2:	Form of Transferee Certificate
Exhibit B-3:	Form of Transferee Certificate
Exhibit B-4:	Form of Transferee Certificate
Exhibit C:	Form of Quarterly Noteholders’ Statement
Exhibit D:	Important Section 3(c)(7) Notice

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SERIES 2012-1 SUPPLEMENT, dated as of March 15, 2012 (this “Series Supplement”), by and among DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian Holdco” and, together with the Master Issuer, the Domestic Distributor, and the IP Holder, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2012-1 Securities Intermediary, to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2012-1 Notes. On the Series 2012-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2012-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2012-1 Class A-1 Notes”) and (b) Series 2012-1 5.216% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2012-1 Class A-2 Notes”). The Series 2012-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2012-1 Class A-1 Advance Notes (as referred to herein, the “Series 2012-1 Class A-1 Advance Notes”), (ii) Series 2012-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2012-1 Class A-1 Swingline Notes”), and (iii) Series 2012-1 Class A-1 L/C Notes (as referred to herein, the “Series 2012-1 Class A-1 L/C Notes”). For purposes of the Indenture, the Series 2012-1 Class A-1 Notes and the Series 2012-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2012-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2012-1 Supplemental Definitions List”) as such Series 2012-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2012-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2012-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1 Procedures for Issuing and Increasing the Series 2012-1 Class A-1 Outstanding Principal Amount.

(a) Subject to satisfaction of the conditions precedent to the making of Series 2012-1 Class A-1 Advances set forth in the Series 2012-1 Class A-1 Note Purchase Agreement, (i) on the Series 2012-1 Closing Date, the Co-Issuers may cause the Series 2012-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2012-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Advances made on the Series 2012-1 Closing Date (the “Series 2012-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2012-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2012-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2012-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2012-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2012-1 Class A-1 Outstanding Principal Amount exceed the Series 2012-1 Class A-1 Maximum Principal Amount. The Series 2012-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2012-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2012-1 Class A-1

Note Purchase Agreement) allocated among the Series 2012-1 Class A-1 Noteholders (other than the Series 2012-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2012-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2012-1 Class A-1 Advance Request or as otherwise set forth in the Series 2012-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2012-1 Class A-1 Administrative Agent of the Series 2012-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2012-1 Class A-1 Initial Advance or such Increase, as applicable.

(b) Subject to satisfaction of the applicable conditions precedent set forth in the Series 2012-1 Class A-1 Note Purchase Agreement, on the Series 2012-1 Closing Date, the Co-Issuers may cause (i) the Series 2012-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2012-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Swingline Loans made on the Series 2012-1 Closing Date pursuant to Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement (the “Series 2012-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2012-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2012-1 Closing Date pursuant to Section 2.07 of the Series 2012-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2012-1 Class A-1 Outstanding Principal Amount exceed the Series 2012-1 Class A-1 Maximum Principal Amount. The procedures relating to increases in the Series 2012-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2012-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2012-1 Class A-1 L/C Obligations are set forth in the Series 2012-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2012-1 Class A-1 Administrative Agent of the issuance of the Series 2012-1 Class A-1 Initial Swingline Principal Amount and the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.2 Procedures for Decreasing the Series 2012-1 Class A-1 Outstanding Principal Amount.

(a) Mandatory Decrease. Whenever a Series 2012-1 Class A-1 Excess Principal Event shall have occurred, then, on or before the third Business Day immediately following the date on which the Manager or any Co-Issuer obtains knowledge of such Series 2012-1 Class A-1 Excess Principal Event, the Co-Issuers shall deposit in the Series 2012-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement. Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2012-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2012-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2012-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2012-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2012-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement. Upon obtaining knowledge of such a Series 2012-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by facsimile or e-mail with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2012-1 Class A-1 Administrative Agent. In connection with any Mandatory Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(b) Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior written notice to each Series 2012-1 Class A-1 Investor, the Series 2012-1 Class A-1 Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2012-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2012-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2012-1 Class A-1 Distribution Account not later than 10 a.m. (New York time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2012-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement); provided, that to the extent the deposit into the Series 2012-1 Class A-1 Distribution Account described above is not made by 10 a.m. (New York time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2012-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(c) Upon distribution to the Series 2012-1 Class A-1 Noteholders of principal of the Series 2012-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

(d) The Series 2012-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2012-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2012-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2012-1 Class A-1 Advances to repay Series 2012-1 Class A-1 Swingline Loans and Series 2012-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2012-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2012-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

ARTICLE III

SERIES 2012-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2012-1 Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2012-1 Notes. On the Series 2012-1 Closing Date, $21,538,000 of the net proceeds from the initial sale of the Series 2012-1 Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2012-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2012-1 Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2012-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a) Series 2012-1 Senior Notes Quarterly Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Quarterly Interest and the Series 2012-1 Class A-2 Quarterly Interest deemed to be “Senior Notes Quarterly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b) Series 2012-1 Class A-1 Quarterly Commitment Fees. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Quarterly Commitment Fees deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c) Series 2012-1 Class A-1 Administrative Expenses. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to pay to the Series 2012-1 Class A-1 Administrative Agent from the Collection Account the Series 2012-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Senior Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d) Series 2012-1 Senior Notes Interest Reserve Amount.

            (i) The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2012-1 Notes equal to the Series 2012-1 Senior Notes Interest Reserve Amount.

            (ii) If on any Weekly Allocation Date there is a Series 2012-1 Senior Notes Interest Reserve Account Deficiency, the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2012-1 Senior Notes Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

            (iii) On each Accounting Date preceding the first Quarterly Payment Date following a Series 2012-1 Interest Reserve Release Event or on which a Series 2012-1 Interest Reserve Release Event occurs, the Master Issuer shall instruct the Trustee in writing to withdraw the Series 2012-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account and deposit such amounts into the Collection Account in accordance with Section 5.10(a)(xxvii) of the Base Indenture.

            (iv) On each Accounting Date, the Manager shall determine (A) the value of the Series 2012-1 Senior Notes Interest Reserve Amount for such Quarterly Collection Period based on the known value of the Series 2012-1 Class A-1 Note Rate and (B) the difference between (1) such amount and (2) the total amount allocated to the Senior Notes Interest Reserve Account on each Weekly Allocation Date during such Quarterly Collection Period based on the Manager’s estimates of the Series 2012-1 Class A-1 Note Rate. Where the amount described in clause (A) exceeds the amount described in clause (B)(2), the Master Issuer shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Amount an amount equal to such difference on the immediately succeeding Weekly Allocation Date pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments. Where the amount described in clause (B)(2) exceeds the amount described in clause (A), the Master Issuer shall instruct the Trustee in writing to withdraw an amount equal to such difference on the immediately succeeding Weekly Allocation Date and deposit such amount into the Collection Account.

(e) Series 2012-1 Senior Notes Rapid Amortization Principal Amounts. If any Weekly Allocation Date occurs during a Rapid Amortization Period or Series 2012-1 Class A-1 Senior Notes Amortization Period, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2012-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

(f) Series 2012-1 Class A-2 Scheduled Principal Payments. On each Weekly Allocation Date prior to the occurrence of a Rapid Amortization Event as set forth in clause (e) of Section 9.1 of the Base Indenture, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-2 Scheduled Principal Payments Amounts deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g) Series 2012-1 Class A-2 Scheduled Principal Payment Deficiencies. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amounts attributable to the Series 2012-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h) Series 2012-1 Class A-2 Scheduled Principal Catch-Up Amounts. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Catch-Up Amounts attributable to the Series 2012-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(i) Series 2012-1 Class A-1 Other Amounts. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Other Amounts deemed to be “Class A-1 Senior Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j) Series 2012-1 Senior Notes Quarterly Post-ARD Contingent Interest. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest and the Series 2012-1 Class A-2 Post-ARD Contingent Interest deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k) Series 2012-1 Class A-2 Make-Whole Prepayment Premium. On each Weekly Allocation Date, the Master Issuer shall instruct the Trustee in writing to allocate from the Collection Account the Series 2012-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(l) Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3 Certain Distributions from Series 2012-1 Distribution Accounts. On each Quarterly Payment Date, based solely upon the most recent Quarterly Manager’s Certificate, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2012-1 Class A-1 Noteholders from the Series 2012-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account, Class A-1 Senior Notes Commitment Fees Account and Senior Notes Principal Payments Account, pursuant to Section 5.12(a), (d), or (g), as applicable, of the Base Indenture, and deposited in the Series 2012-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal on such Quarterly Payment Date and (ii) to the Series 2012-1 Class A-2 Noteholders from the Series 2012-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.12(a) or (c), as applicable, of the Base Indenture, the amount deposited in the Series 2012-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Quarterly Payment Date.

Section 3.4 Series 2012-1 Class A-1 Interest and Certain Fees.

(a) Series 2012-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2012-1 Closing Date, the applicable portions of the Series 2012-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2012-1 Class A-1 Note Rate and (ii) Series 2012-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2012-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on April 25, 2012; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2012-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2012-1 Class A-1 Note Rate.

(b) Undrawn Commitment Fees. From and after the Series 2012-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2012-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related

Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on April 25, 2012. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2012-1 Class A-1 Note Rate.

(c) Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest. From and after the Series 2012-1 Class A-1 Senior Notes Renewal Date, if the Series 2012-1 Final Payment has not been made, additional interest will accrue on the Series 2012-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 5% per annum (the “Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2012-1 Class A-1 Note Rate. All computations of Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest shall be made on the basis of a year of 360 days and twelve 30-day months. Any Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest in excess of such amounts will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest shall be paid in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2012-1 Class A-1 Outstanding Principal Amount is required to be paid in full.

(d) Series 2012-1 Class A-1 Initial Interest Period. The initial Interest Period for the Series 2012-1 Class A-1 Notes shall commence on the Series 2012-1 Closing Date and end on (but exclude) April 25, 2012.

Section 3.5 Series -1 Class A-2 Interest.

(a) Series 2012-1 Class A-2 Note Rate. From the Series 2012-1 Closing Date until the Series 2012-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2012-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Period and also giving effect to repurchases and cancellations of Series 2012-1 Class A-2 Notes during such Interest Period) will accrue interest at the Series 2012-1 Class A-2 Note Rate for such Interest Period. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on April 25, 2012; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the

Series 2012-1 Class A-2 Notes or on any other day on which all of the Series 2012-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2012-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2012-1 Class A-2 Note Rate. All computations of interest at the Series 2012-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b) Series 2012-1 Class A-2 Post-ARD Contingent Interest.

            (i) Post-ARD Contingent Interest. From and after the Series 2012-1 Anticipated Repayment Date, if the Series 2012-1 Final Payment has not been made, then additional interest will accrue on the Series 2012-1 Class A-2 Outstanding Principal Amount at an annual interest rate (the “Series 2012-1 Class A-2 Post-ARD Contingent Interest Rate”) equal to the greater of (A) 5% per annum and (B) a per annum rate equal to the excess, if any, by which the sum of (i) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2012-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (ii) 5% plus (iii) 3.820% exceeds the Series 2012-1 Class A-2 Note Rate (such additional interest, the “Series 2012-1 Class A-2 Post-ARD Contingent Interest”). All computations of Series 2012-1 Class A-2 Post-ARD Contingent Interest shall be made on the basis of a 360-day year and twelve 30-day months.

            (ii) Payment of Series 2012-1 Class A-2 Post-ARD Contingent Interest. Any Series 2012-1 Class A-2 Post-ARD Contingent Interest will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. The failure to pay any Series 2012-1 Class A-2 Post-ARD Contingent Interest in excess of such amounts (other than on the Series 2012-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2012-1 Class A-2 Post-ARD Contingent Interest shall be due and payable in full on the Series 2012-1 Legal Final Maturity Date, on any Series 2012-1 Prepayment Date with respect to a prepayment in full of the Series 2012-1 Class A-2 Notes or on any other day on which all of the Series 2012-1 Class A-2 Outstanding Principal Amount is required to be paid in full.

(c) Series 2012-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2012-1 Class A-2 Notes shall commence on the Series 2012-1 Closing Date and end on (but exclude) April 25, 2012.

Section 3.6 Payment of Series 2012-1 Note Principal.

(a) Series 2012-1 Notes Principal Payment at Legal Maturity. The Series 2012-1 Outstanding Principal Amount shall be due and payable on the Series 2012-1 Legal Final Maturity Date. The Series 2012-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2012-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.

(b) Series 2012-1 Anticipated Repayment. The Series 2012-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in January 2019 (such date, the “Series 2012-1 Anticipated Repayment Date”). The initial Series 2012-1 Class A-1 Senior Notes Renewal Date will be the Quarterly Payment Date occurring in January 2017, unless extended as provided below in this Section 3.6(b).

            (i) First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, the Manager shall have the option on or before the Quarterly Payment Date occurring in January 2017 to elect (the “Series 2012-1 First Extension Election”) to extend the Series 2012-1 Class A-1 Senior Notes Renewal Date to the Quarterly Payment Date occurring in January 2018 by delivering written notice to the Trustee and the Control Party; provided that upon such extension, the Quarterly Payment Date occurring in January 2018 shall become the Series 2012-1 Class A-1 Senior Notes Renewal Date.

            (ii) Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, if the Series 2012-1 First Extension Election has been made and become effective, the Manager shall have the option on or before the Quarterly Payment Date occurring in January 2018 to elect (the “Series 2012-1 Second Extension Election”) to extend the Series 2012-1 Class A-1 Senior Notes Renewal Date to the Quarterly Payment Date occurring in January 2019 by delivering written notice to the Trustee and the Control Party; provided that upon such extension, the Quarterly Payment Date occurring in January 2019 shall become the Series 2012-1 Class A-1 Senior Notes Renewal Date.

            (iii) Conditions Precedent to Extension Elections. It shall be a condition to the effectiveness of the Series 2012-1 Extension Elections that, in the case of the Series 2012-1 First Extension Election, on the Quarterly Payment Date occurring in January 2017, or in the case of the Series 2012-1 Second Extension Election, on the Quarterly Payment Date occurring in January 2018 (a) the Quarterly DSCR is greater than or equal to 2.75 (calculated with respect to the most recently ended Quarterly Collection Period), and (b) either (1) the rating assigned to the Series 2012-1 Class A-2 Notes by Standard & Poor’s has not been downgraded below “BBB-” or withdrawn and the rating assigned to the Series 2012-1 Class A-2 Notes by Moody’s has not been downgraded below “Baa3” or withdrawn or (2) the Series 2012-1 Class A-2 Notes have been downgraded or their rating has been withdrawn by either Standard & Poor’s or Moody’s but such downgrade or withdrawal was caused primarily by the bankruptcy, insolvency or other financial difficulty experienced by any entity other than an Affiliate of Holdco. Any notice given pursuant to Section 3.6(b)(i) or (ii) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

(c) Payment of Series 2012-1 Class A-2 Scheduled Principal Payments. Series 2012-1 Class A-2 Scheduled Principal Payments will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2012-1 Class A 2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default.

(d) Series 2012-1 Notes Mandatory Payments of Principal.

            (i) If a Change of Control to which the Control Party (at the direction of the Controlling Class Representative) has not provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2012-1 Notes in full by (A) depositing within ten Business Days of the date on which such Change of Control occurs an amount equal to the Series 2012-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2012-1 Notes under the Indenture Documents as of the applicable Series 2012-1 Prepayment Date referred to in clause (D) below (including all interest and fees accrued to such date, any Series 2012-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement and any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement)) in the applicable Series 2012-1 Distribution Accounts, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), (C) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the applicable Series 2012-1 Noteholders on the Series 2012-1 Prepayment Date specified in such Prepayment Notices.

            (ii) [reserved]

            (iii) During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2012-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2012-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e)

of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2012-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2012-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2012-1 Noteholders within each applicable Class based on their respective portion of the Series 2012-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2012-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement).

            (iv) During any Series 2012-1 Class A-1 Senior Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2012-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2012-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement.

(e) Series 2012-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2012-1 Class A-2 Notes made pursuant to Section 3.6(d)(i), Section 3.6(d)(iii) or Section 3.6(j) of this Series Supplement upon a Change of Control, in connection with any Real Estate Disposition Proceeds, or during any Rapid Amortization Period, or in connection with any optional prepayment of any Series 2012-1 Class A-2 Notes made pursuant to Section 3.6(f) of this Series Supplement (each, a “Series 2012-1 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2012-1 Class A-2 Make-Whole Prepayment Premium to the Series 2012-1 Class A-2 Noteholders with respect to the applicable Series 2012-1 Prepayment Amount; provided that no such Series 2012-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) any payment that occurs on or after the Quarterly Payment Date in the 18th month prior to the Series 2012-1 Anticipated Repayment Date (the “Make-Whole End Date”), (B) any prepayment made in connection with Indemnification Payments, (C) Series 2012-1 Class A-2 Scheduled Principal Payments, Series 2012-1 Class A-2 Scheduled Principal Deficiency Amounts or Series 2012-1 Scheduled Principal Catch-Up Amounts; and (D) prepayments of principal in an aggregate amount no greater than the Remaining Par Call Amount; provided, that the Remaining Par Call Amount with respect to any Refinancing Prepayments made on or prior to the Quarterly Payment Date in July 2015 shall be deemed to be equal to zero.

(f) Optional Prepayment of Series 2012-1 Class A-2 Notes. Subject to Section 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2012-1 Class A-2 Notes in whole on any Business Day or in part on any Quarterly Payment Date or on any date a mandatory prepayment may be made and that is specified as the Series 2012-1 Prepayment Date in the applicable Prepayment Notices; provided, that the Co-

Issuers shall not make any optional prepayment in part of any Series 2012-1 Class A-2 Notes pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $5,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payments Account that is allocable to the Series 2012-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2012-1 Class A-2 Notes to be prepaid and the Series 2012-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2012-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Account that is allocable to the Series 2012-1 Class A-2 Outstanding Principal Amount to be prepaid is sufficient to pay (A) the Series 2012-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2012-1 Prepayment Date relating to the Series 2012-1 Class A-2 Outstanding Principal Amount to be prepaid and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2012-1 Class A-2 Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2012-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2012-1 Prepayment pursuant to Section 3.6(d)(i) or Section 3.6(f) of this Series Supplement to each Series 2012-1 Noteholder affected by such Series 2012-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2012-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each such Series 2012-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2012-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than 10 Business Days after the occurrence of such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2012-1 Prepayment Amount”) and (C) the date on which the applicable Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2012-1 Prepayment Date (the “Series 2012-1 Make-Whole Premium Calculation Date”). The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to withdraw, or amend the Series 2012-1 Prepayment Date set forth in (x) any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2012-1 Prepayment Date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the second Business Day before the Series 2012-1 Prepayment Date set forth in such Prepayment Notice; provided that in no event shall any Series 2012-1 Prepayment Date be amended to a date earlier than the second Business Day after such amended notice is given. Any Prepayment Notice shall become irrevocable two Business Days prior to the date specified in the Prepayment Notice as the Series 2012-1 Prepayment Date. All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each affected Series 2012-1 Noteholder to the extent such Series 2012-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) to each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2012-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2012-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6. A Prepayment Notice may be revoked by any Co-Issuer if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two Business Days prior to such Series 2012-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation to the Series 2012-1 Noteholders.

(h) Series 2012-1 Prepayments. On each Series 2012-1 Prepayment Date with respect to any Series 2012-1 Prepayment, the Series 2012-1 Prepayment Amount and the Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2012-1 Class A-1 Breakage Amounts applicable to such Series 2012-1 Prepayment shall be due and payable. The Co-Issuers shall pay the Series 2012-1 Prepayment Amount together with the applicable Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2012-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Section 3.6(d)(i) or (f) of this Series Supplement, depositing such amounts in the applicable Series 2012-1 Distribution Account on or prior to the related Series 2012-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2012-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Payments allocated to the Series 2012-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any Series 2012-1 Class A-2 Scheduled Principal Payments, Series 2012-1 Class A-2 Scheduled Principal Deficiency Amounts or Series 2012-1 Scheduled Principal Catch-Up Amounts, (iii) any prepayment on or after the Make-Whole End Date and (iv) prepayments of principal in an aggregate amount no greater than the Remaining Par Call Amount.

(j) Indemnification Payments; Real Estate Disposition Proceeds. Any Indemnification Payments or Real Estate Disposition Proceeds allocated to the Senior Notes Principal Payments Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.12(f) of the Base Indenture and deposited in the applicable Series 2012-1 Distribution Accounts and used to prepay first, if a Series 2012-1 Class A-1 Senior Notes Amortization Period is continuing, the Series 2012-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement), second, the Series 2012-1 Class A-2 Notes (based on their respective portion of the Series 2012-1 Class A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2012-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Payments pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment premium. The Co-Issuers shall, however, be obligated to pay any applicable Series 2012-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment made with Real Estate Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2012-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2012-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments .

(k) Series 2012-1 Prepayment Distributions.

            (i) On the Series 2012-1 Prepayment Date for each Series 2012-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2012-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2012-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2012-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2012-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2012-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2012-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2012-1 Prepayment Date and any associated Series 2012-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

            (ii) On the Series 2012-1 Prepayment Date for each Series 2012-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2012-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2012-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2012-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2012-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2012-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2012-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2012-1 Prepayment Date and any Series 2012-1 Class A-2 Make-Whole Prepayment Premium due to Series 2012-1 Class A-2 Noteholders payable on such date.

(l) Series 2012-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2012-1 Prepayment Date that will be the Series 2012-1 Final Payment Date; provided, however, that with respect to any Series 2012-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2012-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2012-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2012-1 Prepayment Date that will be the Series 2012-1 Final Payment Date. Such written notice to be sent to the Series 2012-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2012-1 Final Payment will be made and shall specify that such Series 2012-1 Final Payment will be payable only upon presentation and surrender of the Series 2012-1 Notes and shall specify the place where the Series 2012-1 Notes may be presented and surrendered for such Series 2012-1 Final Payment.

Section 3.7 Series 2012-1 Class A-1 Distribution Account.

(a) Establishment of Series 2012-1 Class A-1 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2012-1 Class A-1 Noteholders an account (the “Series 2012-1 Class A-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2012-1 Class A-1 Noteholders. The Series 2012-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2012-1 Class A-1 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2012-1 Class A-1 Distribution Account. All amounts held in the Series 2012-1 Class A-1 Distribution Account shall be invested in Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2012-1 Class A-1 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2012-1 Class A-1 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2012-1 Class A-1 Distribution Account shall be invested at the direction of the Master Issuer as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2012-1 Class A-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2012-1 Class A-1 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2012-1 Class A-1 Noteholders.

(d) Series 2012-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2012-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2012-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2012-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2012-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2012-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2012-1 Class A-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2012-1 Class A-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2012-1 Class A-1 Distribution Account Collateral”).

(e) Termination of Series 2012-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2012-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2012-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2012-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2012-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2012-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.8 Series 2012-1 Class A-2 Distribution Account.

(a) Establishment of Series 2012-1 Class A-2 Distribution Account. The Trustee has established and shall maintain in the name of the Trustee for the benefit of the Series 2012-1 Class A-2 Noteholders an account (the “Series 2012-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2012-1 Class A-2 Noteholders. The Series 2012-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2012-1 Class A-2 Distribution Account will be established with the Trustee.

(b) Administration of the Series 2012-1 Class A-2 Distribution Account. All amounts held in the Series 2012-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2012-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Quarterly Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2012-1 Class A-2 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2012-1 Class A-2 Distribution Account shall be invested at the direction of the Master Issuer as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. The Master Issuer shall not direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss of any portion of the initial purchase price of such Permitted Investment.

(c) Earnings from Series 2012-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2012-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2012-1 Class A-2 Noteholders.

(d) Series 2012-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2012-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2012-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2012-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2012-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2012-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2012-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2012-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2012-1 Class A-2 Distribution Account Collateral”).

(e) Termination of Series 2012-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2012-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer, shall withdraw from the Series 2012-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.9 Trustee as Securities Intermediary .

(a) The Trustee or other Person holding the Series 2012-1 Distribution Accounts shall be the “Series 2012-1 Securities Intermediary.” If the Series 2012-1 Securities Intermediary in respect of any Series 2012-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2012-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2012-1 Securities Intermediary agrees that:

(i) The Series 2012-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii) The Series 2012-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2012-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2012-1 Distribution Account shall be registered in the name of the Series 2012-1 Securities Intermediary, indorsed to the Series 2012-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2012-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2012-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2012-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2012-1 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to any Series 2012-1 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2012-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2012-1 Distribution Accounts, the Series 2012-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

(vii) The Series 2012-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2012-1 Securities Intermediary’s jurisdiction and the Series 2012-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii) The Series 2012-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2012-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2012-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2012-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2012-1 Distribution Accounts, neither the Series 2012-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2012-1 Distribution Account or any Financial Asset credited thereto. If the Series 2012-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2012-1 Distribution Account or any Financial Asset carried therein, the Series 2012-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2012-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2012-1 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2012-1 Distribution Accounts.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, Holdco and the other Co-Issuers. The Series 2012-1 Noteholders by their acceptance of the Series 2012-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2012-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts . If, at any time, either of the Series 2012-1 Class A-1 Distribution Account or the Series 2012-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2012-1 Ineligible Account”), the Master Issuer or any other Co-Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2012-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2012-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE IV

FORM OF SERIES 2012-1 NOTES

Section 4.1 Issuance of Series 2012-1 Class A-1 Notes. (a) The Series 2012-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2012-1 Class A-1 Noteholders (other than the Series 2012-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2012-1 Class A-1 Note

Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2012-1 Class A-1 Noteholders. The Series 2012-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2012-1 Class A-1 Maximum Principal Amount as of the Series 2012-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2012-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2012-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2012-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b) The Series 2012-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2012-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2012-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2012-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2012-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c) The Series 2012-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2012-1 Class A-1 Note Purchase Agreement, the Series 2012-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2012-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2012-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series

Supplement, the aggregate amount of the Series 2012-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2012-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d) For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2012-1 Class A-1 Notes will exceed the Series 2012-1 Class A-1 Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2012-1 Class A-1 Advance Notes, the Series 2012-1 Class A-1 Swingline Notes and the Series 2012-1 Class A-1 L/C Notes in the aggregate exceed the Series 2012-1 Class A-1 Maximum Principal Amount.

(e) The Series 2012-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2012-1 Class A-1 Notes, as evidenced by their execution of the Series 2012-1 Class A-1 Notes. The Series 2012-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2012-1 Class A-1 Notes, as evidenced by their execution of such Series 2012-1 Class A-1 Notes. The initial sale of the Series 2012-1 Class A-1 Notes is limited to Persons who have executed the Series 2012-1 Class A-1 Note Purchase Agreement. The Series 2012-1 Class A-1 Notes may be resold only to the Master Issuer, its Affiliates, and Persons who are QPs and who are not Competitors (except that Series 2012-1 Class A-1 Notes may be resold to Persons who are QPs and Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement.

Section 4.2 Issuance of Series 2012-1 Class A-2 Notes. The Series 2012-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2012-1 Class A-2 Initial Principal Amount on the Series 2012-1 Closing Date by the Co-Issuers pursuant to the Series 2012-1 Class A-2 Note Purchase Agreement. The Series 2012-1 Class A-2 Notes will be resold initially only to the Master Issuer or its Affiliates or (A) in each case, to Persons who are not Competitors, (B) in the United States, to Persons who are both QIBs and QPs in reliance on Rule 144A and (C) outside the United States, to QPs who are neither a U.S. person (as defined in Regulation S) (a “U.S. Person”) nor a U.S. resident (within the meaning of the Investment Company Act) (a “U.S. Resident”) in reliance on Regulation S. The Series 2012-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2012-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2012-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2012-1 Class A-2 Notes. The Series 2012-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(a) Restricted Global Notes. The Series 2012-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b) Regulation S Global Notes and Unrestricted Global Notes. Any Series 2012-1 Class A-2 Notes offered and sold on the Series 2012-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2012-1 Class A-2 Note, such Series 2012-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2012-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2012-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 Transfer Restrictions of Series 2012-1 Class A-1 Notes.

(a) Subject to the terms of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the holder of any Series 2012-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2012-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2012-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2012-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2012-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2012-1 Class A-1 Note Purchase Agreement, then such Series 2012-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2012-1 Class A-1 Advance Note. In exchange for any Series 2012-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2012-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2012-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2012-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2012-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2012-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2012-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2012-1 Class A-1 Advance Note as Series 2012-1 Class A-1 Noteholders.

(b) Subject to the terms of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2012-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2012-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2012-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2012-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2012-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any

Series 2012-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2012-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2012-1 Class A-1 Swingline Note as a Series 2012-1 Class A-1 Noteholder.

(c) Subject to the terms of the Indenture and the Series 2012-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2012-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2012-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2012-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2012-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2012-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2012-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2012-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2012-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2012-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2012-1 Class A-1 L/C Note as a Series 2012-1 Class A-1 Noteholder.

(d) Each Series 2012-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE

AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF MARCH 15, 2012 BY AND AMONG THE CO-ISSUERS, THE MANAGER, THE SERIES 2012-1 CLASS A-1 INVESTORS, THE SERIES 2012-1 NOTEHOLDERS, THE SERIES 2012-1 SUBFACILITY LENDERS AND BARCLAYS BANK PLC AS ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2012-1 Class A-I Notes except as provided herein.

Section 4.4 Transfer Restrictions of Series 2012-1 Class A-2 Notes.

(a) A Series 2012-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2012-1 Class A-2 Note that is issued in exchange for a Series 2012-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2012-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2012-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB/QP and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2012-1 Note Owner holding a beneficial interest in a Class A-2 Note in the form of a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2012-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d) If a Series 2012-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2012-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e) If a Series 2012-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2012-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2012-1 Global Note or any portion thereof is exchanged for Series 2012-1 Class A-2 Notes other than Series 2012-1 Global Notes, such other Series 2012-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2012-1 Class A-2 Notes that are not Series 2012-1 Global Notes or for a beneficial interest in a Series 2012-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2012-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2012-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2012-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Series 2012-1 Class A-2 Notes Restricted Global Notes, the Series 2012-1 Class A-2 Notes Regulation S Global Notes and the Series 2012-1 Class A-2 Notes Unrestricted Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2012-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF DOMINO’S PIZZA MASTER ISSUER LLC, DOMINO’S PIZZA DISTRIBUTION LLC, DOMINO’S IP HOLDER LLC AND DOMINO’S SPV CANADIAN HOLDING COMPANY INC. (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO DOMINO’S PIZZA MASTER ISSUER LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE

INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED GLOBAL NOTE] OR [AN UNRESTRICTED GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.” THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

(i) The Series 2012-1 Class A-2 Notes Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER, THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER

ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j) The Series 2012-1 Global Notes issued in connection with the Series 2012-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2012-1 Class A-2 Notes except as provided herein. The legend required for a Series 2012-1 Class A-2 Notes Restricted Global Note may be removed from such Series 2012-1 Class A-2 Notes Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2012-1 Class A-2 Notes Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2012-1 Class A-2 Notes Restricted Global Note a Series 2012-1 Class A-2 Note or Series 2012-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2012-1 Class A-2 Notes Restricted Global Note has been removed from a Series 2012-1 Class A-2 Note as provided above, no other Series 2012-1 Class A-2 Note issued in exchange for all or any part of such Series 2012-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2012-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Section 3(c)(7) Procedures.

(a) The Co-Issuers shall, upon two (2) Business Days’ prior written notice, cause the Registrar to send, and the Registrar hereby agrees to send on at least an annual basis a notice from the Co-Issuers to DTC in substantially the form of Exhibit D hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2012-1 Note Owners. If DTC notifies the Co-Issuers or the Registrar that it will not forward such notices, the Co-Issuers will request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Series 2012-1 Notes and the Registrar and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(b) The Co-Issuers will take the following steps in connection with the Series 2012-1 Notes:

(i) The Co-Issuers will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Restricted Global Note in order to indicate that sales are limited to QIB/QPs.

(ii) The Co-Issuers will direct DTC to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii) The Co-Issuers will instruct DTC to send an Important Section 3(c)(7) Notice to all DTC participants in connection with the initial offering of the Series 2012-1 Notes.

(iv) The Co-Issuers will advise DTC that they are Section 3(c)(7) issuers and will request DTC to include the Restricted Global Note in DTC’s “Reference Directory” of Section 3(c)(7) offerings and provide such participants with an Important Section 3(c)(7) Notice.

(v) The Co-Issuers will from time to time request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Restricted Global Note and provide such participants with an Important Section 3(c)(7) Notice.

(vi) The Co-Issuers will direct Euroclear to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Euroclear securities database in order to indicate that sales are limited to QIB/QPs.

(vii) The Co-Issuers will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(viii) The Co-Issuers will direct Euroclear to include a description of the Section 3(c)(7) restrictions for the Restricted Global Note in its New Issues Acceptance Guide.

(ix) The Co-Issuers will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit D hereto.

(x) The Co-Issuers will from time to time request Euroclear to deliver to the Co-Issuers a list of all Euroclear participants holding an interest in the Restricted Global Note and provide such participants with notification substantially in the form of Exhibit D hereto.

(xi) The Co-Issuers will direct Clearstream to include the “144A/3(c)(7)” marker in the name for the Restricted Global Note included in the Clearstream securities database in order to indicate that sales are limited to QIB/QPs.

(xii) The Co-Issuers will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Global Note.

(xiii) The Co-Issuers will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xiv) The Co-Issuers will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in the Restricted Global Note at least once every calendar year, substantially in the form of Exhibit D hereto.

(xv) The Co-Issuers will from time to time request Clearstream to deliver to the Co-Issuers a list of all Clearstream participants holding an interest in any series of Restricted Global Note and provide such participants with notification substantially in the form of Exhibit D hereto.

(xvi) The Co-Issuers will request Clearstream to include a “3(c)(7)” marker in the name for the Restricted Global Note included in the list of securities accepted in the Clearstream securities’ database made available to Clearstream participants.

(c) The Co-Issuers shall request third-party vendors that provide information on the Series 2012-1 Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions. Without limiting the foregoing:

(i) the Co-Issuers will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about the Series 2012-1 Notes:

(A) The “Note Box” on the bottom of the “Security Display” page describing the Series 2012-1 Notes should state: “Iss’d Under 144A/3c7.”

(B) The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C) Such indicator should link to an “Additional Security Information” page, which should state that the Series 2012-1 Notes “are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 2(a)(51) under the Investment Company Act of 1940).”

(ii) the Co-Issuers will request Reuters Group plc to input the following information in its system with respect to the Series 2012-1 Notes:

(A) The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B) A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C) Such indicator should link to a disclaimer screen on which the following language will appear: “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 2(a)(51) under the U.S. Investment Company Act of 1940).”

(d) The Co-Issuers shall cause the “CUSIP” number obtained for the Series 2012-1 Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

Section 4.6 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2012-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2012-1 Note as follows:

(a) With respect to any sale of Series 2012-1 Notes pursuant to Rule 144A, it is a QIB/QP pursuant to Rule 144A and Section 2(a)(51) of the Investment Company Act, and is aware that any sale of Series 2012-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2012-1 Notes in any such sale will be for its own account or for the account of another QIB/QP.

(b) With respect to any sale of Series 2012-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2012-1 Notes was originated, it was outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident, and was not purchasing for the account or benefit of a U.S. Person or a U.S. Resident.

(c) It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

(d) It has not been formed for the purpose of investing in the Series 2012-1 Notes, except where each beneficial owner is a QIB/QP (for Series 2012-1 Notes acquired in the United States) or a QP and neither a U.S. Person nor a U.S. Resident (for Series 2012-1 Notes acquired outside the United States).

(e) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2012-1 Notes.

(f) It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2012-1 Notes from one or more book-entry depositories.

(g) It understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(h) It will provide to each person to whom it transfers Series 2012-1 Notes notices of any restrictions on transfer of such Series 2012-1 Notes.

(i) It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

(j) If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act.

(k) It understands that (i) the Series 2012-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2012-1 Notes have not been registered under the Securities Act, (iii) such Series 2012-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB and who is a QP in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person that is a QP and not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2012-1 Note is required to, notify any subsequent purchaser of a Series 2012-1 Note of the resale restrictions set forth in clause (iii) above.

(l) It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(m) It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(n) It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.

(o) Either (i) it is not acquiring or holding the Series 2012-1 Notes (or any interest therein) for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Section 406 of ERISA, Section 4975 of the Code or provisions under any Similar Law, or (ii) its purchase and holding of the Series 2012-1 Notes or any interest therein will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law.

(p) It understands that any subsequent transfer of the Series 2012-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2012-1 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

(q) It is not a Competitor.

ARTICLE V

GENERAL

Section 5.1 Information. On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Statement with respect to the Series 2012-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2012-1 Noteholders on such Quarterly Payment Date;

        (ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2012-1 Notes;

        (iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2012-1 Notes;

        (iv) the amount of such distribution allocable to the payment of any Series 2012-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2012-1 Class A-2 Notes;

        (v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2012-1 Class A-1 Noteholders;

        (vi) whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Accounting Date or any Cash Trapping Period is in effect, as of such Accounting Date;

        (vii) the Quarterly DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

        (viii) the number of Open Domino’s Stores as of the last day of the preceding Quarterly Collection Period;

        (ix) the amount of Global Retail Sales for the 13 Fiscal Periods ended on the last day of the immediately preceding Fiscal Period;

        (x) the Series 2012-1 Available Senior Notes Interest Reserve Account Amount and the amount on deposit in the Cash Trap Reserve Account, if any, in each case, as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

After the Co-Issuers furnish Same Store Sales Comparison Information for a Quarterly Collection Period to the SEC, the Co-Issuers shall furnish the Trustee with a revised Quarterly Noteholders’ Statement with respect to the Series 2012-1 Notes which includes Same Store Sales Comparison Information. In the event that the Co-Issuers at any time are not required to report Same Store Sales Comparison Information to the SEC, the Co-Issuers shall nonetheless provide revised Quarterly Noteholders’ Statements containing Same Store Sales Comparison Information to the Trustee (and the Trustee shall make such Same Store Sales

Comparison Information available in accordance with Section 4.4 of the Base Indenture) no later than the date that the Co-Issuers would have been required to furnish this information to the SEC had their obligations to provide this data not ceased.

Any Series 2012-1 Noteholder may obtain copies of each Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 5.8 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2012-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2012-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2012-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2012-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2012-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2012-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder.

Section 5.10 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.11 Fiscal Year End. The Co-Issuers shall not change their fiscal year end from the Sunday on or nearest to December 31 to any other date.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2012-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DOMINO’S PIZZA MASTER ISSUER LLC, as Co-Issuer

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S IP HOLDER LLC, as Co-Issuer

By:
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By:
	Name:	Adam J. Gacek
	Title:	Secretary

Domino’s - Supplement to the Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:
Name:
Title:

Domino’s - Supplement to the Base Indenture

ANNEX A

SERIES 2012-1

SUPPLEMENTAL DEFINITIONS LIST

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Administrative Agent” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in the Series 2012-1 Class A-1 VFN Fee Letter.

“Advance” has the meaning set forth in the recitals to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Advance Request” has the meaning set forth in Section 7.03(c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Base Rate” means for any day a fluctuating rate per annum equal to (i) the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as established from time to time by the Administrative Agent as its “prime rate” at its principal U.S. office, and (c) the Eurodollar Base Rate (Reserve Adjusted) applicable to one month Interest Periods on the date of determination of the Base Rate plus 1% plus (ii) 3.75%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors,

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and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate established by the Administrative Agent shall take effect at the opening of business on the day such change is effective.

“Base Rate Advance” means an Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2012-1 Class A-1 Note Purchase Agreement.

“Base Rate Tranche” means any portion of the Series 2012-1 Class A-1 Outstanding Principal Amount funded or maintained with Base Rate Advances.

“Borrowing” has the meaning set forth in Section 2.02(c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2012-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2012-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2012-1 Closing Date.

“Change in Management” means (i) more than 50% of DPL’s Leadership Team is terminated and/or resigns within 24 months of a Trigger Event, (ii) the chief executive officer and the chief financial officer of Holdco are terminated and/or resign within 24 months of a Trigger Event or (iii) there are five or fewer Continuing Directors within 24 months of a Trigger Event; provided, with respect to clauses (i) and (ii), that termination of such officer shall not include a change in such officer’s status in the ordinary course of succession so long as such officer continues to be a member of DPL’s Leadership Team and continues to be associated with Holdco, Intermediate Holdco or DPL or their subsidiaries as an officer or director, or in a similar capacity, (ii) retirement of such officer or (iii) death or incapacitation of such officer.

“Change of Control” means the occurrence of a Trigger Event other than (a) through purchases of securities on a public securities exchange that does not result in a Change in Management or (b) in connection with an acquisition by any person or group that does not result in a Change in Management and as to which the Control Party has provided its prior written consent.

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“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Class A-1 Taxes” has the meaning set forth in Section 3.08 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) of the Series 2012-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2012-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2012-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2012-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2012-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fee Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Senior Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2012-1 Class A-1 Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2012-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2012-1 Class A-1 Note Purchase Agreement.

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“Commitment Termination Date” means the Series 2012-1 Class A-1 Senior Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of the Series 2012-1 Supplement).

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable, that is administered by the Funding Agent with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Confidential Information” for purposes of the Series 2012-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Continuing Director” means (i) an individual that was a member of the board of directors of Holdco immediately prior to a Trigger Event or (ii) an individual that becomes a member of the board of directors of Holdco after such Trigger Event whose nomination for election or election to the board of directors is recommended or approved by a majority of the Continuing Directors.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2012-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such

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Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided further, however, that “CP Funding Rate” shall not include any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Conduit Investor to fund or maintain any portion of such Advances) as a result of any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on the date applicable thereto in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement and the Base Indenture, but shall include any such loss or expense as a result of (i) any conversion, repayment, Voluntary or Mandatory Decrease or other prepayment or redemption of the principal amount of any CP Advance on a date other than the date applicable thereto in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement or the Base Indenture, (ii) any Advance not being funded or maintained as a CP Advance after a request therefor has been made, or (iii) any failure of the Co-Issuers to make a Decrease, prepayment or redemption with respect to any CP Advance after giving notice thereof.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 3.50%.

“CP Tranche” means any portion of the Series 2012-1 Class A-1 Outstanding Principal Amount funded or maintained with CP Advances.

“Daily Commitment Fee Amount” means, for any day during any Interest Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Period, the sum of the following amounts:

(a) with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b) with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c) with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Period and (y) the principal amount of such Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d) with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

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(e) with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees and L/C Fronting Fees that accrue thereon for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Period commencing on or after the Series 2012-1 Class A-1 Senior Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2012-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2012-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2012-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2012-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder or (c) become the subject of an Event of Bankruptcy.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2012-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable.

“Estimated Daily Interest Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Interest Amounts for each day during the immediately preceding Interest Period.

“Estimated Daily Commitment Fee Amount” means (a) for any day during the first Interest Period, $0 and (b) for any day during any other Interest Period, the average of the Daily Commitment Fee Amounts for each day during the immediately preceding Interest Period.

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“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2012-1 Class A-1 Note Purchase Agreement.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (appearing on page 3750 of the Telerate Service or any successor to or substitute for such service selected by the Administrative Agent and which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2012-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

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“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, (x) initially, the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement and ending on but excluding the second Business Day before the next Accounting Date and (y) each period commencing on the second Business Day before each Accounting Date while such Advance is outstanding as a Eurodollar Advance and ending on but excluding the second Business Day before the next succeeding Accounting Date; provided, however, that

(i)	no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the then-current Series 2012-1 Class A-1 Senior Notes Renewal Date; and

(ii)	upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Senior Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 3.50%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means any portion of the Series 2012-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York time).

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“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2012-1 Class A-1 Note Purchase Agreement.

“Important Section 3(c)(7) Notice” has the meaning set forth in Section 4.5(a) of the Series 2012-1 Supplement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2012-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Barclays Capital Inc. and J.P. Morgan Securities LLC.

“Interest Adjustment Amount” means, for any Interest Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Period shall be deemed to be a “Class A-1 Senior Notes Interest Adjustment Amount” for such Interest Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2012-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2012-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor,

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collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2012-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2012-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2012-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2012-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2012-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2012-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2012-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $75,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2012-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in Section 2.07(e) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2012-1 Class A-1 Note Purchase Agreement.

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“L/C Provider” means Barclays Bank PLC, in its capacity as provider of any Letter of Credit under the Series 2012-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Leadership Team” means: the President and Chief Executive Officer; Chief Financial Officer; Executive Vice President of Franchise Operations and Development; Executive Vice President, Supply Chain Services; Executive Vice President, Team U.S.A.; Executive Vice President of Franchise Relations; Chief Marketing Officer; Executive Vice President of International; Executive Vice President of PeopleFirst; Executive Vice President, General Counsel; Executive Vice President of Communications, Investor Relations and Legislative Affairs; Executive Vice President and Chief Information Officer of Holdco or any other position that contains substantially the same responsibilities as any of the positions listed above or reports to the President and Chief Executive Officer.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Make-Whole End Date” has the meaning set forth in Section 3.6(e) of the Series 2012-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2012-1 Supplement.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2012-1 Closing Date, the amount set forth on Schedule I to the Series 2012-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2012-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2012-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Non-Excluded Taxes” has the meaning set forth in Section 3.08 of the Series 2012-1 Class A-1 Note Purchase Agreement.

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“Non-Funding Committed Notes Purchaser” has the meaning set forth in Section 2.02(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2012-1 Class A-2 Notes, dated March 6, 2012, prepared by the Co-Issuers.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2012-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2012-1 Class A-1 Notes” means with respect to the Series 2012-1 Class A-1 Notes, all Series 2012-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2012-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2012-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2012-1 Class A-1 Distribution Account and are available for payment of such Series 2012-1 Class A-1 Notes and the Commitments with respect to which have terminated (c) Series 2012-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2012-1 Class A-1 Notes in exchange for or in lieu of other Series 2012-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2012-1 Class A-1 Notes are held by a purchaser for value.

“Outstanding Series 2012-1 Class A-2 Notes” means with respect to the Series 2012-1 Class A-2 Notes, all Series 2012-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except (a) Series 2012-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2012-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2012-1 Class A-2 Distribution Account and are available for payment of such Series 2012-1 Class A-2 Notes (c) Series 2012-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2012-1 Class A-2 Notes in exchange for or in lieu of other Series 2012-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2012-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2012-1 Notes” means, collectively, all Outstanding Series 2012-1 Class A-1 Notes and all Outstanding Series 2012-1 Class A-2 Notes.

“Prepayment Notice” has the meaning set forth in Section 3.6 (g) of the Series 2012-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2012-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2012-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2012-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2012-1 Prepayment.

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“Pricing Disclosure Package” has the meaning set forth in the Series 2012-1 Class A-2 Note Purchase Agreement.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2012-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2012-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2012-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“QIB/QP” means a Person who is both a QIB and a QP.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser” or “QP” means a Person who is (i) a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act, (ii) a “knowledgeable employee” with respect to the Co-Issuers within the meaning of Rule 3c-5 under the Investment Company Act or (iii) a company owned by one or more “qualified purchasers” and/or “knowledgeable employees” with respect to the Co-Issuers within the meaning of Rule 3c-5 under the Investment Company Act.

“Rating Agencies” means, with respect to each Class of Series 2012-1 Senior Notes, S&P, Moody’s and any other nationally recognized rating agency then rating any such Class of Series 2012-1 Senior Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to the Series 2012-1 Notes and any action requiring satisfaction of the Rating Agency Condition in the Base Indenture or in any other Related Documents, including the issuance of an additional Series of Notes, that the Manager has notified the Co-Issuers, the Servicer and the Trustee in writing that each Rating Agency rating the Series 2012-1 Notes has confirmed that such action will not result in (i) a withdrawal of its credit ratings on the Series 2012-1 Notes or (ii) the assignment of credit ratings

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on the Series 2012-1 Notes below the lower of (A) the then-current credit ratings on the Series 2012-1 Notes or (B) the credit ratings assigned by such Rating Agency on the Series 2012-1 Closing Date (without negative implications); provided that, in any circumstance other than an issuance of additional Series of Notes, the Rating Agency Condition will only be applicable if, as determined by the Control Party in its sole discretion, the policies of the applicable Rating Agency permit such agency to deliver such confirmation; provided further that in any event, each Rating Agency will receive written notification setting forth in reasonable detail such action or occurrence; provided further that if such Rating Agency did not issue credit ratings on the Series 2012-1 Notes on the Series 2012-1 Closing Date, then the credit rating comparisons described in clause (ii)(B) shall be made relative to the initial credit ratings assigned by such Rating Agency to the Series 2012-1 Notes.

“Reference Eurodollar Interest Period” means, for any Quarterly Collection Period, each three-month period that commences on the first Business Day of each week in the related Reference Quarter.

“Reference Quarter” means, for any Quarterly Collection Period, the fiscal quarter of the Co-Issuers most recently ended prior to the first day of such Quarterly Collection Period.

“Refinancing Prepayment” means any prepayment of principal of the Series 2012-1 Class A-2 Notes using funds obtained from any additional Indebtedness incurred by Holdco or its direct and indirect Subsidiaries (including the Securitization Entities).

“Refunding Date” has the meaning set forth in Section 2.06(f) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2012-1 Supplement.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2012-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Remaining Par Call Amount” means, as of a date of determination prior to giving effect to any prepayments made on such date, the excess, if any, of (a) an amount equal to 35% of the initial Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes on the Series 2012-1 Closing Date over (b) the aggregate principal amount of the Series 2012-1 Class A-2 Notes prepaid on any date before such date of determination (including optional prepayments and mandatory prepayments due to a Change of Control or due to the distribution of Real Estate Disposition Proceeds and prepayments made in connection with a Rapid Amortization Event, but excluding any Series 2012-1 Class A-2 Scheduled Principal Payments, Series 2012-1 Scheduled Principal Catch-Up Amounts, Indemnification Payments, cancellations of repurchased Series 2012-1 Class A-2 Notes and Refinancing Prepayments made on or prior to the Quarterly Payment Date in July 2015); provided, however, that the Remaining Par Call Amount with respect to any Refinancing Prepayments made on or prior to the Quarterly Payment Date in July 2015 shall be deemed to be equal to zero.

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“Restricted Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2012-1 Supplement.

“Restricted Period” means, with respect to any Series 2012-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2012-1 Closing Date and ending on the 40th day after the Series 2012-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Same Store Sales Comparison Information” means, with respect to any Quarterly Collection Period, a comparison of (a) the sum of Gross Sales for each Open Domino’s Store for each day of such Quarterly Collection Period where (i) such Open Domino’s Store had Gross Sales on such day and (ii) had Gross Sales for the corresponding day in the prior fiscal year of the Co-Issuers with (b) the sum of Gross Sales for each Open Domino’s Store for each day of the prior fiscal year of the Co-Issuers where (i) such Open Domino’s Store had Gross Sales on such day and (ii) had Gross Sales for the corresponding day of the current fiscal year of the Co-Issuers.

“Series 2012-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2012-1 Supplement.

“Series 2012-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(d) of the Series 2012-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2012-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2012-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.

“Series 2012-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

“Series 2012-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Senior Notes Administrative Expenses.”

“Series 2012-1 Class A-1 Advance” has the meaning set forth under “Advance” in this Annex A.

“Series 2012-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2012-1 Supplement.

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“Series 2012-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2012-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Series 2012-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2012-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2012-1 Class A-1 Commitment Term” has the meaning set forth under “Commitment Term” in this Annex A.

“Series 2012-1 Class A-1 Distribution Account” has the meaning set forth in Section 3.7(a) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(d) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2012-1 Class A-1 Outstanding Principal Amount exceeds the Series 2012-1 Class A-1 Maximum Principal Amount.

“Series 2012-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2012-1 Class A-1 Initial Advances made on the Series 2012-1 Closing Date pursuant to Section 2.1(a) of the Series 2012-1 Supplement, which is $0.

“Series 2012-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2012-1 Closing Date pursuant to Section 2.07 of the Series 2012-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2012-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2012-1 Closing Date pursuant to Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement, which is $0.

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“Series 2012-1 Class A-1 L/C Fees” means the L/C Quarterly Fees and the L/C Fronting Fees. For purposes of the Base Indenture, the Series 2012-1 Class A-1 L/C Fees shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2012-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2012-1 Class A-1 Investor Group Supplement” has the meaning set forth under “Investor Group Supplement” in this Annex A.

“Series 2012-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2012-1 Class A-1 Maximum Principal Amount” means $100,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Series 2012-1 Class A-1 Noteholder” means the Person in whose name a Series 2012-1 Class A-1 Note is registered in the Note Register.

“Series 2012-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of March 15, 2012, by and among the Co-Issuers, the Manager, the Series 2012-1 Class A-1 Investors, the Series 2012-1 Class A-1 Noteholders and Barclays Bank PLC, as administrative agent thereunder, pursuant to which the Series 2012-1 Class A-1 Noteholders have agreed to purchase the Series 2012-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

“Series 2012-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount resulting from Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2012-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2012-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2012-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each

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case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2012-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2012-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Senior Notes Other Amounts.”

“Series 2012-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2012-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2012-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2012-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2012-1 Supplement resulting from Series 2012-1 Class A-1 Advances made on or prior to such date and after the Series 2012-1 Closing Date plus (d) any Series 2012-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2012-1 Class A-1 Outstanding Principal Amount exceed the Series 2012-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2012-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2012-1 Class A-1 Swingline Notes and Series 2012-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2012-1 Class A-1 Note Purchase Agreement or the Series 2012-1 Supplement).

“Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Period commencing on or after the Series 2012-1 Class A-1 Senior Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Period. For purposes of the Base Indenture, Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2012-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Quarterly Commitment Fees” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the

18

Estimated Daily Commitment Fee Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Commitment Fee Adjustment Amount with respect to such Interest Period, and (c) the amount of any Class A-1 Senior Notes Commitment Fees Shortfall Amount with respect to the Series 2012-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture), for the immediately preceding Interest Period together with Additional Class A-1 Senior Notes Commitment Fee Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Senior Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Quarterly Commitment Fees” shall be deemed to be “Class A-1 Senior Notes Quarterly Commitment Fees.”

“Series 2012-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Period, (b) if such date of determination occurs on or after the last day of such Interest Period, the Interest Adjustment Amount with respect to such Interest Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2012-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

“Series 2012-1 Class A-1 Senior Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2012-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2012-1 Class A-1 Senior Notes Renewal Date. For purposes of the Base Indenture, a “Series 2012-1 Class A-1 Senior Notes Amortization Event” shall be deemed to be a “Class A-1 Senior Notes Amortization Event.”

“Series 2012-1 Class A-1 Senior Notes Amortization Period” means the period commencing on the date on which a Series 2012-1 Class A-1 Senior Notes Amortization Event occurs and ending on the date on which there are no Series 2012-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2012-1 Class A-1 Senior Notes Amortization Period” shall be deemed to be a “Class A-1 Amortization Period.”

“Series 2012-1 Class A-1 Senior Notes Renewal Date” means the Quarterly Payment Date in January 2017 (which date may be extended at such time until the Quarterly Payment Date in January 2018, and may be further extended on the Quarterly Payment Date in January 2018, until the Quarterly Payment Date in January 2019, in each case pursuant to Section 3.6(b) of the Series Supplement). For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Senior Notes Renewal Date” shall be deemed to be a “Class A-1 Senior Notes Renewal Date.”

“Series 2012-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2012-1 Class A-1 Swingline Note or Series 2012-1 Class A-1 L/C Note is registered in the Note Register. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 Subfacility Noteholders” shall be deemed to be “Class A-1 Subfacility Noteholders.”

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“Series 2012-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2012-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2012-1 Supplement.

“Series 2012-1 Class A-1 Unreimbursed L/C Drawings” has the meaning set forth under “Unreimbursed L/C Drawings” in this Annex A.

“Series 2012-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2012-1 Closing Date, by and among the Co-Issuers, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof. For purposes of the Base Indenture, the “Series 2012-1 Class A-1 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2012-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2012-1 Class A-2 Notes, which is $1,575,000,000.

“Series 2012-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated March 6, 2012, by and among the Initial Purchasers, the Co-Issuers, the Guarantors, the Manager, Holdco and Intermediate Holdco, as amended, supplemented or otherwise modified from time to time.

“Series 2012-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2012-1 Prepayment Amount in respect of any Series 2012-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) equal to the product of (A) (i) the discounted present value as of the relevant Series 2012-1 Make-Whole Premium Calculation Date of all future installments of interest and principal to be made on the Series 2012-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2012-1 Prepayment Date to and including the Make-Whole End Date, assuming all Series 2012-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2012-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming no scheduled principal payments are to be made if the Series 2012-1 Non-Amortization Test is satisfied as of such date and no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2012-1 Class A-2 Notes is paid on the Make-Whole End Date

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minus (ii) the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (or portion thereof) being prepaid multiplied by (B) the Series 2012-1 Class A-2 Make-Whole Prepayment Premium Factor. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2012-1 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2012-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2012-1 Class A-2 Make-Whole Prepayment Premium Factor” means, in respect of any Series 2012-1 Class A-2 Notes on which any prepayment premium is due, a fraction, not less than zero, the numerator of which is (x) the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (or portion thereof) being prepaid minus (y) any Remaining Par Call Amount, and the denominator of which is the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (or portion thereof) being prepaid.

“Series 2012-1 Class A-2 Noteholder” means the Person in whose name a Series 2012-1 Class A-2 Note is registered in the Note Register.

“Series 2012-1 Class A-2 Note Rate” means 5.216% per annum.

“Series 2012-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2012-1 Supplement.

“Series 2012-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2012-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to Series 2012-1 Class A-2 Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2012-1 Class A-2 Noteholders with respect to Series 2012-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2012-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2012-1 Class A-2 Quarterly Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2012-1 Class A-2 Note Rate on the Series 2012-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day and also giving effect to repurchases and cancellations of Series 2012-1 Class A-2 Notes during such Interest Period), calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2012-1 Class A-2 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(b) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2012-1 Class A-2 Quarterly Interest” shall be deemed to be “Senior Notes Quarterly Interest.”

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“Series 2012-1 Class A-2 Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of the Series 2012-1 Supplement. For purposes of the Base Indenture, the “Series 2012-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2012-1 Class A-2 Scheduled Principal Payments Amount” means, with respect to any Quarterly Payment Date, the applicable amount set forth in the table below:

$000,000,00
Principal Payments
Quarterly Payment Date	Series 2012-1 Class A-2 Scheduled Principal Payments Amount (quarterly)
Closing Date to January 2015	$5,906,250
April 2015 to January 2016	$7,875,000
April 2016 to Series 2012-1 Anticipated Repayment Date	$9,843,750

In connection with any optional prepayment of principal of the Series 2012-1 Class A-2 Notes, Indemnification Payments, Real Estate Dispositions or any repurchase and cancellation of any Series 2012-1 Class A-2 Notes, the Series 2012-1 Class A-2 Scheduled Principal Payments Amount for each remaining Quarterly Payment Date will be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes immediately prior to such prepayment or repurchase.

“Series 2012-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2012-1 Class A-2 Scheduled Principal Payments Amount for any Quarterly Payment Date plus any Series 2012-1 Class A-2 Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates (in each case, excluding any Series 2012-1 Scheduled Principal Catch-Up Amounts) and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account (excluding amounts allocated in respect of Series 2012-1 Scheduled Principal Catch-Up Amounts) with respect to the Series 2012-1 Class A-2 Notes.

“Series 2012-1 Class A-2 Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2012-1 Supplement. For purposes of the Base Indenture, Series 2012-1 Class A-2 Post-ARD Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2012-1 Class A-2 Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2012-1 Supplement.

“Series 2012-1 Closing Date” means March 15, 2012.

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“Series 2012-1 Default Rate” means, (i) with respect to the Series 2012-1 Class A-1 Notes, the Series 2012-1 Class A-1 Note Rate and (ii) with respect to the Series 2012-1 Class A-2 Notes, the Series 2012-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2012-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2012-1 Distribution Accounts” means, collectively, the Series 2012-1 Class A-1 Distribution Account and the Series 2012-1 Class A-2 Distribution Account.

“Series 2012-1 Extension Elections” means, collectively, the Series 2012-1 First Extension Election and the Series 2012-1 Second Extension Election.

“Series 2012-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2012-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2012-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2012-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2012-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2012-1 Class A-1 Commitments.

“Series 2012-1 Final Payment Date” means the date on which the Series 2012-1 Final Payment is made.

“Series 2012-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2012-1 Supplement.

“Series 2012-1 Global Notes” means, collectively, the Regulation S Global Notes and the Restricted Global Notes.

“Series 2012-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2012-1 Supplement.

“Series 2012-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2012-1 Notes over (ii) the Series 2012-1 Senior Notes Interest Reserve Amount.

“Series 2012-1 Interest Reserve Release Event” means (i) any reduction in the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes or (ii) any reduction in the Series 2012-1 Class A-1 Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2012-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2012-1 Legal Final Maturity Date” means January 25, 2042. For purposes of the Base Indenture, the “Series 2012-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2012-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2012-1 Supplement.

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“Series 2012-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date up to and including the Series 2012-1 Anticipated Repayment Date only if (i) the level of both the Holdco Leverage Ratio and the Securitization Leverage Ratio are each less than or equal to 4.5x as of the Accounting Date preceding such Quarterly Payment Date and (ii) there is no Series 2012-1 Scheduled Principal Catch-Up Amount outstanding as of such Quarterly Payment Date.

“Series 2012-1 Noteholders” means, collectively, the Series 2012-1 Class A-1 Noteholders and the Series 2012-1 Class A-2 Noteholders.

“Series 2012-1 Note Owner” means, with respect to a Series 2012-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2012-1 Notes” means, collectively, the Series 2012-1 Class A-1 Notes and the Series 2012-1 Class A-2 Notes.

“Series 2012-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2012-1 Class A-1 Outstanding Principal Amount, plus the Series 2012-1 Class A-2 Outstanding Principal Amount.

“Series 2012-1 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2012-1 Supplement.

“Series 2012-1 Prepayment Amount” has the meaning set forth in Section 3.6(g) of the Series 2012-1 Supplement.

“Series 2012-1 Prepayment Date” means the date on which any prepayment on the Series 2012-1 Class A-1 Notes or the Series 2012-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(iii), Section 3.6(f) or Section 3.6(j) of the Series Supplement, which shall be, with respect to any Series 2012-1 Prepayment pursuant to Section 3.6(d)(i) or Section 3.6(f) of the Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2012-1 Prepayment in connection with a Rapid Amortization Period or Real Estate Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2012-1 Scheduled Principal Catch-Up Amount” means an amount equal to all Series 2012-1 Class A-2 Scheduled Principal Payments that would previously have been required to be paid but for the satisfaction of the Series 2012-1 Non-Amortization Test on any prior Quarterly Payment Date up to and including the Series 2012-1 Anticipated Repayment Date, but have not been previously paid.

“Series 2012-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2012-1 Supplement.

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“Series 2012-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2012-1 Supplement.

“Series 2012-1 Senior Noteholders” means, collectively, the Series 2012-1 Class A-1 Noteholders and the Series 2012-1 Class A-2 Noteholders.

“Series 2012-1 Senior Notes” means, collectively, the Series 2012-1 Class A-1 Notes and the Series 2012-1 Class A-2 Notes.

“Series 2012-1 Senior Notes Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2012-1 Senior Notes Interest Reserve Amount exceeds the Series 2012-1 Available Senior Notes Interest Reserve Account Amount.

“Series 2012-1 Senior Notes Interest Reserve Account Deficit Amount” means, on any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount, if any, by which (a) the Series 2012-1 Senior Notes Interest Reserve Amount exceeds (b) the Series 2012-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2012-1 Final Payment Date or the Series 2012-1 Legal Final Maturity Date, the Series 2012-1 Senior Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2012-1 Senior Notes Interest Reserve Amount” means, for any Weekly Allocation Date with respect to a Quarterly Collection Period, the amount equal to (i) the sum of (a) the Series 2012-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Quarterly Payment Date (after giving effect to any principal payments on such date) multiplied by the Series 2012-1 Class A-2 Note Rate, plus (b) the Series 2012-1 Class A-1 Maximum Principal Amount as of the immediately preceding Quarterly Payment Date (after giving effect to any commitment reductions on such date), multiplied by the Series 2012-1 Class A-1 Note Rate (provided, that the Manager shall determine the amount in clause (b) using its good faith estimate of the applicable Series 2012-1 Class A-1 Note Rate and the Series 2012-1 Senior Notes Interest Reserve Amount shall be adjusted quarterly pursuant to Section 3.2(d)(iv) of the Series Supplement), and divided by (ii) four.

“Series 2012-1 Supplement” means the Series 2012-1 Supplement, dated as of the Series 2012-1 Closing Date by and among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time.

“Series 2012-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2012-1 Supplement.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing investments by plans, accounts and arrangements not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code (including governmental plans, certain church plans and non-U.S. plans), and the conduct of the fiduciaries of such plans, accounts and arrangements.

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“Specified Rating Agencies” means any of Standard & Poor’s, Moody’s or Fitch, as applicable.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2012-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2012-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2012-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $20,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2012-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Barclays Bank PLC, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(f) of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Trigger Event” means an event or series of events by which (1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan; provided that such person does not have the right to direct the voting of securities included in such employee benefit plan) acquires ownership or control, either directly or indirectly, of more than 35% of the Equity Interests of the Master Issuer or an amount of Equity Interests of the Master Issuer that entitles such “person” or “group” to exercise more than 35% of the voting power in the Equity Interests of the Master Issuer (including by reason of a change in the ownership of the Equity Interests in, or voting power of, Holdco, Intermediate Holdco, DPL or the SPV Guarantor).

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

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“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2012-1 Class A-1 Note Purchase Agreement.

“Unrestricted Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2012-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2012-1 Supplement.

“U.S. Resident” has the meaning set forth in Section 4.2 of the Series 2012-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2012-1 Supplement.

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